SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 28, 2001

                                NETCENTIVES INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                       000-27253                 93-1213291
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               475 Brannan Street
                             San Francisco, CA 94107
               (Address of principal executive offices) (Zip code)

                                 (415) 615-2000
              (Registrant's telephone number, including area code)

Item 5.  Other Events

On August 28, 2001, Netcentives Inc., a Delaware corporation ("Netcentives") announced that Kamal Arafeh, senior vice president of sales has resigned to pursue other opportunities. Kamal joined Netcentives in February 2001. Michael Fassnacht, vice president of client services will assume responsibility for loyalty sales.

A copy of Netcentives' press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


         99.1 Press Release dated August 28, 2001.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               NETCENTIVES INC.


Date:  August 28, 2001         /s/ ERIC LARSEN
                               --------------------------
                               Eric Larsen
                               Chairman and Chief Executive Officer
                               (Duly Authorized and Principal Executive Officer)

                                NETCENTIVES INC.

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                              DESCRIPTION




99.1                                Press Release dated August 28, 2001

Exhibit 99.1

                                               For More Information Contact:
                                               Stacey Levitz, Investor Relations
                                               Netcentives Inc.
                                               415.615.2365
                                               stacey@netcentives.com

                     Netcentives Announces Management Change

SAN FRANCISCO, August 28, 2001 -- Netcentives Inc.(TM) (Nasdaq: NCNT) today announced that Kamal Arafeh, senior vice president of sales has resigned to pursue other opportunities. Kamal joined Netcentives in February 2001. Michael Fassnacht, vice president of client services will assume responsibility for loyalty sales.

(C)2001 Netcentives Inc. All rights reserved. Netcentives is a trademark of Netcentives Inc. Other product and company names herein may be trademarks of their respective owners.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, regarding Netcentives' restructuring plans and other business and financial matters. Future and actual results and performances could differ materially from the results and performances expressed in forward looking statements. Forward-looking statements involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this press release. These risks and uncertainties include, but are not limited to, the following: the ability to raise additional financing in the current economic environment; the effect of continued weakness of general economic factors on the overall demand for products and services which could result in decreased revenues or lower revenue growth rates and increased uncertainty as to revenues in future periods; the uncertainty of timing of redemption of loyalty currencies which could deplete cash reserves sooner than anticipated; intense competition for products and services; and other important factors, including those mentioned in various Securities and Exchange Commission filings made periodically by Netcentives. The forward-looking statements contained in this press release speak only as of the date hereof and Netcentives expressly disclaims any obligation to provide public updates, revisions or amendments to any forward-looking statements made herein to reflect changes in Netcentives' expectations or future events.